UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 24, 2006

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York (Address of principal executive offices)	11714 (Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Executive Officer Compensation

On February 24, 2006, the following executive officers of the Registrants (who constitute the “named executive officers” of the registrants under the rules of the Securities and Exchange Commission) received cash bonuses with respect to 2005:

2005 Annual Bonus

Charles F. Dolan	$3,492,000
Chairman

James L. Dolan	$3,492,000
Chief Executive Officer
and President

Hank J. Ratner	$2,546,250
Vice Chairman

Thomas M. Rutledge	$2,546,250
Chief Operating Officer

Michael P. Huseby
Executive Vice President
and Chief Financial Officer	$873,000

Item  2.02              Results of Operations and Financial Condition

On February 27, 2005, the Registrants announced their financial results for the quarter and year ended December 31, 2005.  A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item  9.01              Financial Statement and Exhibits

(d) Exhibits.

99.1 EARNINGS PRESS RELEASE DATED FEBRUARY 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

By:	/s/ Wm. Keith Harper
	Name:	Wm. Keith Harper
	Title:	Senior Vice President and
Controller and Principal Accounting Officer

Dated: March 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC.
(Registrant)

By:	/s/ Wm. Keith Harper
	Name:	Wm. Keith Harper
	Title:	Senior Vice President and
Controller and Principal Accounting Officer

Dated: March 1, 2006